UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                               Amendment No. 2 to
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 2003
                                                        ------------------

                         Magellan Petroleum Corporation
                         ------------------------------
             (Exact Name of registrant as specified in its charter)

              Delaware                      1-5507                 06-0842255
  ----------------------------------  ------------------   ------------------
     (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)              File Number)        Identification No.)


                     P.O. Box 1146, Madison, CT 06443-1146
                     -------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 245-7664
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION

          Magellan Petroleum Corporation, a Delaware corporation (NASDAQ: MPET) (the "Company") is filing this Amendment No. 2 to the Current Report on Form 8-K in order to update its previous disclosures made on August 27, 2003 and September 8, 2003 regarding the dismissal of Ernst & Young LLP (Ernst & Young) as the Company's independent auditors.

Item 4.          Changes in Registrant's Certifying Accountant
                ------------------------------------------------------

          Previous Independent Accountants
          --------------------------------

          As previously reported in the Company's Form 8-K filed on August 27, 2003, on August 15, 2003 the Audit Committee of the Board of Directors of the Company determined to dismiss Ernst & Young as the Company's independent auditors, effective upon completion of the annual audit for the fiscal year ended June 30, 2003. Ernst and Young was dismissed on September 26, 2003, upon filling of the Company's Annual Report on Form 10-K for the year ended June 30, 2003. The report of Ernst & Young was dated September 19, 2003.

         The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2003 and through September 19, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the matter in their report. In addition, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested Ernst & Young to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated October 2, 2003, is filed as Exhibit 16 to this Amendment No. 2 to Form 8-K.

Item 7.          Financial Statements and Exhibits
                 ---------------------------------

          (c)    Exhibits.

                 Exhibit No.        Exhibit
                 -------------    ----------

                 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated October 2, 2003.

                                 AMENDMENT NO. 2
                                    FORM 8-K


                         MAGELLAN PETROLEUM CORPORATION


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to the current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MAGELLAN PETROLEUM CORPORATION
                                                        (Registrant)


                                            By /s/ James R. Joyce
                                               --------------------------------
                                              Name: James R. Joyce
                                              Title:   President


Date:  October 2, 2003